Exhibit 99.1

SEPARATION AGREEMENT AND GENERAL RELEASE

THIS SEPARATION AGREEMENT AND GENERAL RELEASE (“Agreement”) is made and entered into June 7, 2013, effective as of May 1, 2013, by and between ALFRED A. PLAMANN (“Executive”) and UNIFIED GROCERS, INC., a California corporation (“Company”).

Recitals

A. The Company and Executive entered into an Employment Agreement (the “Employment Agreement”) as of February 5, 1996, and subsequently entered into an Amendment to Employment Agreement, as of August, 1999, a Second Amendment to Employment Agreement, as of April, 2001, a Third Amendment to Employment Agreement, as of August 20, 2003, a Fourth Amendment to Employment Agreement, as of December 30, 2011; and a Fifth Amendment to Employment Agreement, as of May 15, 2012. The Employment Agreement and the amendments are hereinafter referred to as the “Amended Employment Agreement”.

B. Executive is a participant in the Company’s Executive Salary Protection Plan, as amended (ESPP III) and the Company’s Pension Plan (the “Pension Plan”).

C. On February 20, 2013, Executive announced his retirement as the CEO and an employee of the Company effective at 5:00 P.M. PST, April 30, 2013.

D. Executive and the Company want to fully and finally settle all potential or actual differences between them, including all actual or potential differences which arise out of or relate to Executive’s employment by the Company or termination of such employment.

Agreement

NOW, THEREFORE, Executive and the Company agree as follows:

1. Retirement, and Termination of Employment. Executive acknowledges his retirement and resignation as CEO of the Company and termination of the Amended Employment Agreement and his employment with the Company effective at 5:00 P.M. PST, April 30, 2013.

2. Company Property. Executive represents and warrants that he will turn over to the Company all Company files, (including computerized data and any copies made of any computerized data or software), memoranda, records, documents, equipment, automobiles, and other property of the Company, including, without limitation, software, identification cards/badges, keys and access cards, in his possession on or prior to the Effective Date (hereinafter defined). Executive further represents and agrees that if, after the Effective Date, he discovers that he has any such property in his possession, he shall return it to the Company immediately.

3. No Proceedings. Executive agrees never to file a lawsuit, legal proceedings, administrative complaint, claim, or charge of any kind with any court, tribunal, governmental or administration agency or arbitrator against the Company, its officers, directors, agents or employees, asserting any claims that are released in this Agreement.

Executive represents and warrants that, prior to signing this Agreement, he has not filed or pursued any complaints, charges or lawsuits of any kind with any court, governmental or administrative agency or arbitrator against the Company or its officers, directors, agents or employees, asserting any claims that are released in this Agreement.

4. Separation Payments by the Company; Consideration.

(a) Termination Payments. Executive shall be paid all salary, cash bonus, and unused vacation benefits, accrued, payable and unpaid as of April 30, 2013.

(b) Withholding; Payroll Periods. All payments to be made pursuant to Section 4(a) above shall be subject to deductions and withholding required by law and will be remitted via direct deposit or mailed to Executive’s home

(c) Medical Plan. Executive shall be entitled to all such benefits as may be available to him under the Company’s Officer Retiree Medical Plan.

(d) Retirement Benefits. All benefits vested under the ESPP III and Retirement Plan as of the Effective Date shall remain vested in accordance with the provisions of these plans, and shall be paid to Executive in such amounts and at such times as are specified in said plans.

(e) Consulting Agreement. On the condition that Executive has not revoked the release of age discrimination claims under Sections 5, 6, 7 and 8(a) of this Agreement and has fully adhered to the terms of this Agreement, Company will enter into a Consulting Agreement with Executive, in the form attached hereto as Exhibit A (the “Consulting Agreement”).

(f) No Other Payments. Executive shall not be entitled to any payments, credits or benefits by reason of his employment by the Company other than as provided in this Section 4.

5. Non-Admission of Discrimination or Wrongdoing. This Agreement shall not in any way be construed as an admission by the Company or Executive that they acted wrongfully with respect to the other, or any other person. Executive agrees that he has not suffered any discrimination or harassment in terms, conditions or privileges of his employment based on age, race, gender, religious creed, color, national origin, ancestry, physical disability, mental disability, medication condition, marital status, sexual orientation, or on any other basis. Executive understands and agrees that he has no claim for employment discrimination or harassment under any legal or factual theory.

6. Executive Release of Claims.

(a) General Release. Except as provided in Section 7, as a material inducement for the Company to enter into this Agreement, and in exchange for the payments provided herein, and the Company’s agreement to allow Executive to retire, Executive knowingly and voluntarily waives and releases all rights and claims, known and unknown, which Executive may have against the Company, or any of the Company’s related or affiliated entities or successors, or any of their current or former officers, directors, managers, employees or representatives, including, without limitation, any and all rights and claims under the Amended Employment Agreement and any and all charges, complaints, claims, liabilities, obligations, promises, agreements, contracts, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any kind, including, but not limited to (i) all claims for employment discrimination, harassment, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, defamation, libel, or any other claims relating to Executive’s relationship with the Company; and (ii) any claims under any federal, state or local laws or regulations, including, but not limited to: (1) Title VII of the Civil Rights Act of 1964, 42 U.S.C.

§ 2000(e) et seq. (race, color, religion, sex, and national origin discrimination; (2) the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. § 621 et seq. (age discrimination); (3) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. 1981 (race discrimination); (4) the Equal Pay Act of 1963, 29 U.S.C. § 206 (equal pay); (5) the California Fair Employment and Housing Act, Cal. Gov’t. Code §12900, et seq. (discrimination, including race, color, national origin, ancestry, disability, medical condition, marital status, sex, sexual orientation; sexual or racial harassment and age); (6) the California Labor Code § 200, et seq. (salary, commission, compensation, benefits and other matters); (7) the Fair Labor Standards Act, 29 U.S.C. § 201, et seq. (wage and hour matters, including overtime pay); (8) the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), 42 U.S.C. § 1395(c) (insurance matters); (9) Executive Order 11141 (age discrimination); (10) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. § 701, et seq. (disability discrimination); (11) the Executive Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et seq. (Executive benefits); (12) Title I of the Americans with Disabilities Act (disability discrimination); California Labor Code Section 132(a) (discrimination based on filing a workers’ compensation claim); and (13) any applicable California Industrial Welfare Commission Order (wage matters).

(b) Unknown Claims. Executive acknowledges and agrees that, as a condition of this Agreement, except as provided in Section 7, he expressly releases all rights and claims against the Company that he knows about as well as those he may not know about. Executive expressly waives all rights under Section 1542 of the Civil Code of the State of California, which reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company and others released herein, Executive expressly acknowledges that this Agreement is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company, and that this Agreement contemplates the extinguishment of any such claim or claims.

7. Claims Not Released. Notwithstanding anything contained in the foregoing paragraphs (a) and (b) of this Section 6, claims released hereunder do not include any claims (i) arising under this Agreement, (ii) any vested rights arising under any benefit plans in effect with regard to Executive as of the date hereof, (iii) arising under the Consulting Agreement, (iv) arising under any D&O insurance coverage, or (v) Indemnification Agreement between Executive and Company in effect as of the date hereof.

8. Release of Age Discrimination Claims.

(a) Age discrimination is specifically intended to be included as a Released Action. Executive specifically intends that this Agreement shall include a complete release of claims under the Age Discrimination in Employment Act of 1967, 29 U.S.C. §§ 621 et seq. (“ADEA”), as amended by the Older Workers’ Benefit Protection Act of 1990, except for any allegation that a breach of this Act occurred following the effective date of this Agreement.

(b) Additional Consideration. Executive agrees and expressly acknowledges that this Agreement by the Company represents obligations by the Company to Executive that are in addition to anything of value to which Executive was otherwise entitled from the Company. In addition, Executive agrees and acknowledges that additional consideration has been provided by the Company (beyond that which would have otherwise been provided) in order to effect a valid waiver of Executive’s claims under the federal age discrimination laws.

(c) Reasonable Time to Consider Settlement Agreement; Revocation Period. Executive acknowledges that he has been afforded a period of twenty-one (21) days to consider the terms of this Agreement before signing it. In the event that Executive has signed this Agreement within less than twenty-one (21) days, Executive acknowledges that such decision was entirely voluntary and that he had the opportunity to consult with an attorney and consider this Agreement for the entire twenty-one (21) day period. Executive also understands that he shall have the right to revoke his release of Age Discrimination Claims under ADEA contained in Sections 5, 6, 7 and 8(a) of this Agreement at any time within the seven (7) day period following the date on which he signs this Agreement (the “Revocation Period”), by delivering written notice of such revocation to the Company as provided in Section 16(h). Executive understands that this Agreement and each and every provision hereof other than this Section 8(c) shall not become effective or enforceable until the aforementioned Revocation Period has expired without Executive’s having revoked his release of Age Discrimination Claims under ADEA contained in Sections 5, 6, 7 and 8(a). The date next following expiration of the Revocation Period shall be the “Effective Date”.

(d) Effect of Revocation of Agreement. If Executive revokes his release of Age Discrimination Claims under ADEA contained in Sections 5, 6, 7 and 8(a) of this Agreement during the Revocation Period, then this Agreement shall become effective immediately thereafter, except for the Age Discrimination Claims under the provisions of Sections 5, 6, 7 and 8(a).

(e) Non-Release of Future ADEA Claims. Executive is hereby advised that this Agreement does not waive or release any rights or claims that Executive may have under the ADEA, or otherwise, which arise after the date Executive signs this Agreement.

9. Ownership of Claims. Executive represents and agrees that he has not assigned or transferred, or attempted to assign or transfer, to any person or entity, any of the claims he is releasing in this Agreement.

10. No Representations. Executive represents and agrees that no promises, statements or inducements have been made to him that caused him to sign this Agreement other than those expressly stated in this Agreement.

11. Post-Termination Assistance. Executive agrees that after his employment with the Company has terminated he will provide, upon reasonable notice from the Company, such information and assistance to the Company as may reasonably be requested by the Company in connection with any litigation in which it or any of its affiliates is or may become a party; provided, however, that the Company agrees to reimburse the Executive for any related expenses, including travel expenses.

12. Company Confidential Information; Trade Secrets; No Disparagement.

(a) Confidential Information; Trade Secrets. Executive understands and agrees that in the course of employment with the Company he has acquired confidential information and trade secrets concerning the Company’s past, present or future clients, operations, plans, methods of doing business, projected and historical revenues, marketing, costs, production, growth and distribution, and confidential business strategies. Executive understands and agrees that it would be extremely damaging to the Company if such information were disclosed to a competitor or made available to any other person, corporation or entity. Executive understands and agrees that such information has been disclosed to Executive in confidence, that he will keep such information secret and confidential and that he will not in any way, use, distribute or disclose such information, except to the extent that such information is generally known in the industry or hereafter becomes so known without default under this Agreement. Nothing in this Section 12 shall be construed to prevent Executive from disclosing confidential information to the extent required by a lawfully issued subpoena or duly-issued court order; provided that Executive provide Company with advance written notice and a reasonable opportunity to contest such subpoena or court order.

(b) Non-Solicitation. Executive further agrees that he will not use any confidential information or trade secrets obtained during Executive’s employment at Company to solicit or participate in or assist in the solicitation of any employees or present customers of the Company. In view of the nature of Executive’s employment and the confidential information and trade secrets which Executive has received during the course of his employment, Executive also agrees that the Company would be irreparably harmed by any violation or threatened violation of this Agreement and that, therefore, the Company shall be entitled to an injunction prohibiting Executive from any violation or threatened violation of this Agreement, in addition to any other relief, including monetary damages, to which the Company may be entitled.

(c) No Disparagement. Executive agrees that he will not now, or in the future, utter or publish any statements with the intent of disparaging or adversely affecting the reputation of Company, or any of its current or former trustees, officers, employees or volunteers. Company agrees that its Board of Directors and Officers will refrain from uttering or publishing any statements with the intent of disparaging or adversely affecting the reputation of Executive. These no disparagement obligations shall not in any way affect any obligation to provide truthful information to governmental entities or testify truthfully in any legal proceeding.

(d) Continuation. The obligations described in this Section 12 shall continue in effect after the payment of the sums described herein.

13. Successors. This Agreement shall be binding upon Executive and upon his heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the Company and other Releasees, and to their heirs, administrators, representatives, executors, successors and assigns.

14. Arbitration; Dispute Resolution.

(a) Executive and the Company each agrees that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof (any such occurrence, a “Dispute”) shall be settled by arbitration to be held in Los Angeles County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the “Rules”). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction.

(b) The arbitrator shall apply California law to the merits of any Dispute, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The Company and Executive each hereby expressly consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

(c) EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION 14, WHICH PROVIDES FOR ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION; AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE’S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE COMPANY/EXECUTIVE RELATIONSHIP.

15. Advice to Consult an Attorney. Executive is hereby advised to consult with his attorney prior to signing this Agreement, because he is giving up significant legal rights. Executive acknowledges that he has been so advised.

16. General Provisions.

(a) Modification. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

(b) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without regard to its conflicts of law principles.

(c) Successors; Binding Agreement. This Agreement shall inure to the benefit of and be enforceable by Executive and Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive’s devisee, legatee or other designee or, if there is no such designee, to Executive’s estate.

(d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

(e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(f) Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of the subject matter contained herein. In the event any provision of this Agreement shall conflict with the provisions of any other agreement to which Executive and the Company are parties, the provisions of this Agreement shall control.

(g) Termination of Prior Agreements. This Agreement is effective as of the Effective Date. The Amended Employment Agreement and any other prior employment, severance or change of control agreement between Executive and any of the Company, or predecessors to any of the Company, or any subsidiary of the Company (collectively, “Prior Agreements”) are hereby expressly terminated as of the Effective Date. Executive hereby terminates and waives any and all rights Executive may have under any Prior Agreement.

(h) Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and delivered by United States certified or registered mail (return receipt requested, postage prepaid) or by Federal Express or other recognized courier guaranteeing overnight delivery, or by hand delivery (with signed receipt required), addressed to the respective addresses set forth below, and such notice or communication shall be deemed to have been duly given two days after deposit in the mail, one day after deposit with such overnight carrier or upon delivery with hand delivery. The addresses set forth below may be changed by a notice in writing given in accordance with the provisions of this paragraph.

Unified Grocers, Inc.	Alfred A. Plamann

Attention:	Attention:

(i) Attorneys’ Fees and Costs. If any proceeding is brought to enforce or construe any provision of this Agreement, the prevailing party shall recover from the losing party all reasonable attorneys’ fees and costs in connection with such proceeding.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UNIFIED GROCERS, INC.

By:

Its:

Approved as to form and legal effect:

Date: _________________, 2013

Legal Counsel for Executive	ALFRED A. PLAMANN

EXHIBIT A

Consulting Agreement